Exhibit 99.1

Lincoln Educational Services Corporation Reports

Mandatory Conversion of Series A Convertible Preferred Stock

Parsippany, NJ – November 30, 2022 (GLOBE NEWSWIRE) – Lincoln Educational Services Corporation (NASDAQ: LINC) today announced that it had exercised in full its right of mandatory conversion of the Company’s Series A Convertible Preferred Stock. In connection with the conversion, each share of Series A Convertible Preferred Stock has been cancelled and converted into the right to receive 423.729 shares of the Company’s Common Stock, no par value per share. Shares of the Series A Convertible Preferred Stock are no longer be outstanding and all rights of the holders to receive future dividends have terminated. As a result of the conversion, the aggregate 12,700 shares of Series A Preferred Stock outstanding were converted into 5,381,360 shares of Common Stock.

“We are delighted to exercise this conversion as soon as permissible under the preferred stock agreements thereby eliminating the $1.2 million in annual dividend payments to the preferred stock holders,” commented Scott Shaw, the Company’s Chief Executive Officer. “This conversion simplifies our capital structure and provides additional resources to further execute upon our strategic initiatives.”

About Lincoln Educational Services Corporation

Lincoln Educational Services Corporation is a provider of diversified career-oriented post-secondary education helping to provide solutions to America’s skills gap. For 75 years, Lincoln has offered and continues to offer recent high school graduates and working adults degree and diploma programs. The Company operates under two reportable segments: Transportation and Skilled Trades and Healthcare and Other Professions. Lincoln has provided the nation’s workforce with skilled technicians since its inception in 1946. For more information, go to www.lincolntech.edu.

Safe Harbor

Statements in this press release and in oral statements made from time to time by representatives of Lincoln Educational Services Corporation regarding the Company’s business that are not historical facts, including those made in a conference call, may be “forward-looking statements” as that term is defined in the federal securities law. The words “may,” “will,” “expect,” “believe,” “anticipate,” “project,” “plan,” “intend,” “estimate,” and “continue,” and their opposites and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Generally, these statements relate to business plans or strategies and projections involving anticipated revenues, earnings or other aspects of the Company’s operating results. Such forward-looking statements include the Company’s current belief that it is taking appropriate steps regarding the pandemic and that student growth will continue. The Company cautions you that these statements concern current expectations about the Company’s future performance or events and are subject to a number of uncertainties, risks and other influences many of which are beyond the Company’s control, that may influence the accuracy of the statements and the projects upon which the statements are based including, without limitation, impacts related to the COVID-19 pandemic; our inability to close on the sale of our Nashville campus; our failure to comply with the extensive regulatory framework applicable to our industry or our failure to obtain timely regulatory approvals in connection with acquisitions or a change of control of our Company; our success in updating and expanding the content of existing programs and developing new programs for our students in a cost-effective manner or on a timely basis; risks associated with changes in applicable federal laws and regulations; uncertainties regarding our ability to comply with federal laws and regulations, such as the 90/10 rule and prescribed cohort default rates; risks associated with the opening of new campuses; risks associated with integration of acquired schools; industry competition; our ability to execute our growth strategies; conditions and trends in our industry; the COVID-19 pandemic and its impact on our business and the U.S. and global economics; general economic conditions; and other factors discussed in the “Risk Factors” section of our Annual Reports and Quarterly Reports filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement, and Lincoln undertakes no obligation to publicly revise or update any forward-looking statements, whether as a result of new information, future events or otherwise after the date hereof.